THE GABELLI GROWTH FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                             [star graphic omitted]

                 MORNINGSTAR RATED [TRADEMARK] GABELLI GROWTH FUND 5 STARS OVERALL AND FOR THE THREE, FIVE AND TEN-YEAR PERIODS ENDED 6/30/00
          AMONG 3642, 2328 AND 783 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                                                  [PHOTO OF HOWARD WARD OMITTED]

TO OUR SHAREHOLDERS,

      At the box office this summer it's THE PERFECT STORM vs. THE PATRIOT. George Clooney vs. Mel Gibson. In TV land it's WHO WANTS TO BE A MILLIONAIRE vs. SURVIVOR. What the public really wants is a DYNASTY-like version of SURVIVOR. Put a bushel of investment banking big shots on a deserted island and see how long it takes before they resort to cannibalism. Of course, you know the stock market has been a test of survival so far this year and yes it has put some big name millionaires out of business. The storm that knocked nearly 40% off the NASDAQ market between March 10 and May 22 may have been less than perfect but it served the purpose of bringing some discipline back into the market. The silliness was exposed.

      I haven't seen THE PATRIOT yet but I did finally see THE GREEN MILE. Self-absorbed portfolio manager that I am, I thought I was going to see a movie about Wall Street. Little did I know that THE GREEN MILE was about "death row". Call me Mr. Out of Touch. I do know THE PATRIOT is about an American Revolutionary War hero played by Mr. Gibson. Ironically, Mr. Gibson is actually Australian. That's fine. THE PATRIOT, like THE PERFECT STORM, is a fictional account of a factual event. In this respect, these movies have the look and feel of so much Wall Street research.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Growth Fund (the "Fund") declined 0.74%. The Standard and Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average declined 2.66% and 5.01%, respectively, over the same period. The S&P 500 Index is an unmanaged

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.


INVESTMENT RESULTS (A)
-----------------------------------------------------------------------------------------------------------
                                                                         Quarter
                                                 --------------------------------------------

                                                    1st         2nd         3rd         4th          Year
                                                  ------      -------     -------      ------        -----
  2000:   Net Asset Value                         $50.10      $49.73        --           --            --
          Total Return                              7.7%       (0.7)%       --           --            --
-----------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                         $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return                              8.8%        7.4%       (0.8)%       26.1%         46.3%
-----------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                         $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return                             12.9%        3.2%      (14.5)%       30.2%         29.8%
-----------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return                              1.5%       19.4%       14.2%         3.1%         42.6%
-----------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return                              7.2%        2.5%        4.1%         4.4%         19.4%
------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return                              6.0%       10.2%        8.4%         4.9%         32.7%
------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return                             (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                         $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return                              0.6%        0.6%        7.3%         2.5%         11.3%
------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                         $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return                             (4.7)%      (2.7)%       4.0%         8.5%          4.5%
------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value                         $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return                             11.7%       (0.9)%       8.3%        12.0%         34.3%
------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value                         $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return                             (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value                         $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return                             10.6%       12.4%       11.0%         1.5%         40.1%
------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value                         $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return                             16.1%       14.1%        2.5%         2.5%         39.2%
------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value                           --        $10.84      $11.28        $9.51         $9.51
          Total Return                              --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
         AVERAGE ANNUAL RETURNS - JUNE 30, 2000 (A)

   1   Year                                        33.8%
   5   Year                                        31.5%
   10  Year                                        20.6%
   Life of Fund (b)                                21.1%
-----------------------------------------------------------

                     DIVIDEND HISTORY

Payment (ex) Date    Rate Per Share  Reinvestment Price
-----------------    --------------  ------------------
December 27, 1999        $5.160            $45.59
December 28, 1998        $1.745            $35.15
December 30, 1997        $5.790            $28.58
December 31, 1996        $2.324            $24.14
December 29, 1995        $3.960            $22.16
December 30, 1994        $2.790            $19.68
December 31, 1993        $0.760            $23.26
December 31, 1992        $0.646            $21.59
December 31, 1991        $0.573            $21.28
December 31, 1990        $0.460            $16.27
December 29, 1989        $0.654            $17.07
December 30, 1988        $0.377            $12.65
January 4, 1988          $0.152             $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the six-month period ended June 30, 2000, the Gabelli Growth Fund returned 6.92%, versus a loss of 0.43% for the S&P 500 and a gain of 2.97% for the Lipper Average. The Fund was up 33.78% over the twelve months ended June 30, 2000. The S&P 500 Index and Lipper Large-Cap Growth Fund Average rose 7.24% and 26.32%, respectively, over the same twelve-month period.

      For the ten-year period ended June 30, 2000, the Fund's total return averaged 20.59% annually, versus average annual total returns of 17.79% and 18.46% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through June 30, 2000, the Fund had a cumulative total return of 1,157.71%, which equates to an average annual total return of 21.08%. Our direct shareholders total 85,772 and net assets are $4.2 billion as of June 30, 2000.

ECONOMIC BACKGROUND

      There is growing evidence of a slowing in global economic activity. Central banks around the World have been nudging short-term interest rates higher and we are now seeing the impact. Higher energy costs have also acted like a brake on discretionary spending, with gasoline prices up 80% in the past year. The slowdown is seen in housing, autos, retail sales and durable goods orders. Consumer confidence dipped with lower stock prices surely a factor. New job creation has slowed markedly.

      Highlights include 30-year mortgage rates hitting five year highs as housing starts fell to a six year low in March. April retail sales fell for the first time since August of 1998. The Federal Reserve's (the "Fed") Discount Rate is at its highest level in 9 years. The Fed Funds Rate, at 6.5%, is at its highest point in 10 years. The April decline in durable goods orders was the biggest since December 1991.

      It is likely that real Gross Domestic Product (GDP) growth in the second quarter was 3% or less, compared to the 5.4% rate of growth in the first quarter. Profit growth is slowing too. Overall year over year growth in corporate profits may show growth of about 7%, down from 9% last year.

      A slowdown is good news for growth stocks. The 30-year Treasury bond yield is back below 6% and the 10-year yield is not much higher. The pressure for the Fed to tighten yet again, at their August meeting, is abating. If we can avoid a recession, and that is a hot topic of debate, then the back half of the year could be a rewarding one for equity investors.

THE STOCK MARKET

      The NASDAQ bubble burst, declining 25% during the week ended April 14, its worst one-week fall ever. Peak to trough, the fall was about 40% over little more than 3 months. The broader market averages fell too, but less seriously. Let's face it, the market was ripe for a good old-fashioned flogging, as noted in our year-end 1999 report. From November 1 to March 10, the NASDAQ rose from 3000 to 5000. By May 22, it was back to 3150. The Dow Jones Industrials and the S&P 500 retraced all of their gains from November 1 through March 10.

      With a reduced degree of speculation, lower bond yields, healthy prospects for profit growth and a less hostile Fed, we have to feel somewhat more positive regarding the market's prospects for the next 6 months. This is always a tricky and dangerous call. We must be careful not to overstate the positives and ignore the potential for a further market correction. After all, someday the doomsday bunch may be right. This could be their year. We don't know. We do know, however, that market timing is ultimately a losers game and that we have profited quite a bit from methodically investing in great companies at defensible prices.

PORTFOLIO HIGHLIGHTS

      As investors sold aggressive technology and dot.com stocks during March, April and May, they embraced drug stocks. We were rewarded for our holdings in Eli Lilly (up 59%), Johnson and Johnson (up 45%), Schering Plough (up 36%), Pfizer (up 31%), Abbott Labs (up 26%), Merck (up 23%), Baxter (up 17%) and Amgen (up 14%). Only a handful of technology holdings did well, including Corning (up 36%), EMC (up 22%), and Hewlett Packard (up 21%). While conventional wisdom says financials do poorly during periods of Fed tightenings, we saw Mellon rise 22%, while Merrill Lynch and State Street each advanced about 10%.

      We took advantage of falling technology stock prices to boost our investment in some of our smaller holdings like Qualcom and Microsoft. They are controversial, but we believe in Qualcom's CDMA technology and our reservations regarding Microsoft's valuation evaporated as the stock fell by nearly 50% from its recent high. Other technology holdings we added to included Motorola, Hughes Electronics, Dell Computer, Apple Computer and Tellabs. Our move to reduce technology in favor of drugs and financials in the first quarter paid off in the second quarter. We are hopeful that our move to increase technology in the second quarter will pay off before year's end. We are funding this move with a reduction in select drug names like Pharmacia, Abbott Labs and Bristol Myers and a reduction in media holdings such as Tribune, Knight Ridder and Disney. In addition to boosting technology, we established new positions in Paine Webber, Goldman Sachs and Charles Schwab, all on price weakness. As we go to press, UBS and Paine Webber have announced their marriage in a deal that values our Paine Webber stock at a 65% premium to our cost. Thank you, Paine Webber.

LOOKING AHEAD

      There are 3 easy ways to lose money in the stock market. The first way is to try to time the market and get it wrong. You buy high and sell low or sell high but never get back in except by buying even higher. The second way is to ignore valuations and pay outrageous prices for stocks only to see them sink. Sound familiar? The third way is to buy lousy businesses. Companies that just never get their act together. We try to avoid these pitfalls. We don't engage in market timing, we do pay attention to price and we only invest in established growth companies. In other words, we try to invest in successful companies and not companies that are trying to be successful. Our focus is very company specific.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CISCO SYSTEMS INC. (CSCO - $63.5625 - NASDAQ) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and the Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the Net's explosive growth. We forecast strong earnings growth for this year and next.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $75.00 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting (80% owned by CBS). The company is also a leader in outdoor advertising. Both markets are strong, reflecting the growing national economy and heavy advertising by new Internet companies as they strive to develop brand awareness. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection.

EMC CORP. (EMC - $76.9375 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks
(SANs). EMC is the vendor of choice for Internet Service Providers, just as Cisco is for routers and Sun is for Client Servers. We expect continued strong earnings growth in the foreseeable future.

THE HOME DEPOT INC. (HD - $49.9375 - NYSE) continues to take market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is testing a smaller format store known as Villager's Hardware, which competes with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance. Finally, the company is developing an Internet sales facility, which will leverage the company's brand beyond traditional retail outlets.

HUGHES ELECTRONICS (GMH - $87.75 - NYSE) is the leading provider of satellite based television services through its DIRECTV product. The company expects to offer two-way satellite based Internet communication through their DIRECTPC product later this year. Healthy subscriber additions should drive revenue growth and higher growth in EBITDA over the next couple of years.

INTEL CORP. (INTC - $133.6875 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the robust growth expected in the wireless handset business. We expect earnings to grow based on continued mid-teen growth in personal computer shipments. The company is an integral member of the information revolution.

MARSH AND MCLENNAN COMPANIES INC. (MMC - $104.4375 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect solid overall growth based on continued strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

MELLON FINANCIAL CORP. (MEL - $36.4375 - NYSE) is one of the largest asset managers in the country. In addition to the bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. The bank prefers to remain independent but it is an attractive property to all the financial services companies seeking to boost their asset management businesses.

MOTOROLA INC. (MOT - $29.0625 - NYSE) is a leading supplier of semiconductors, cable set-top boxes, wireless handsets and infrastructure for the wireless telecommunications industry. Earnings should be bolstered by explosive growth in the demand for wireless handsets and infrastructure. The stock's valuation is presently depressed due to a low level of profitability in the handset business. We view this as a buying opportunity.

PFIZER INC. (PFE - $48.00 - NYSE) is a diversified consumer products and pharmaceutical company. The company recently completed the acquisition of Warner Lambert. The newly combined company has a research budget in excess of $4 billion, which bodes well for future growth. Business trends are strong and we expect the new enterprise to grow earnings steadily for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies.

STATE STREET CORP. (STT - $106.025 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets in the world with $6 trillion under custody. Additionally, the company is a major asset manager itself with $574 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

SUN MICROSYSTEMS INC. (SUNW - $90.9375 - NASDAQ) is a leading provider of hardware and software for network based distributed computing systems. While most of the company's revenue is derived from UNIX based workstations and client servers, its JAVA operating software is gaining in popularity with software writers. The company has entered into a joint venture with America Online, which provides SUNW with a platform to enhance its presence in electronic commerce. As the top supplier of client server computers to Internet Service Providers, SUNW is a major beneficiary of continued Internet growth.

TELLABS (TLAB - $68.4375 - NASDAQ) is a rapidly growing provider of telecommunications equipment. The company is in the early stage of a new product cycle for which it has received little attention. The company's stock should benefit from the growing visibility of new products over the next 18 months. Tellabs is one of the most profitable telecom equipment companies with operating margins of 30%.

TEXAS INSTRUMENTS INC. (TXN - $68.6875 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines ("DSL's"). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip ("DRAM") cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a rate in excess of 20% in the foreseeable future.

TIME WARNER INC. (TWX - $76.00 - NYSE) owns one of the finest collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Brothers, HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are the best they have been in years. A merger with America Online is pending.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

      Subscribe in time and join me for a chat session entitled "Investing for Growth in a Volatile Market" on Wednesday, August 30.

IN CONCLUSION

      We have recognized athletes for outstanding accomplishment in this space in the past. Sports competition is not altogether different from business competition. In this report we want to recognize William Clay Ford Jr., Chairman of Ford Motor Company. It may seem out of character for me to praise an executive of an automobile company. This is not a "growth" industry and Ford is not a classic growth stock. We don't own it for those reasons. You see Mr. Ford is a rarity in today's business world. He has a conscience and he is not afraid to say and do the right thing even at the expense of short-term profit. Here is a high profile executive who speaks of concern about the environment, the safety attributes of

Ford's products and the welfare of Ford's work force. He is setting an example for other corporate chieftains to follow. Ford is lucky to have Ford. We wish him good luck.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     [/s/signature omitted]

                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager

July 14, 2000

---------------------------------------------------------------------
                  TOP TEN HOLDINGS
                   JUNE 30, 2000
                   -------------

Pfizer Inc.                        Marsh & McLennan Companies Inc.
Intel Corp.                        Motorola Inc.
State Street Corp.                 US West Inc.
Mellon Financial Corp.             General Motors Corp., Cl. H
Tellabs Inc.                       Clear Channel Communications Inc.
---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
SHARES                                                  COST          VALUE
------                                                  ----          ------

                COMMON STOCKS -- 98.9%
                BROADCASTING -- 2.6%
   1,371,600    Clear Channel
                Communications Inc.+ ...........    $ 75,896,522    $102,870,000
                                                    ------------    ------------
                BUSINESS SERVICES -- 4.0%
   1,205,000    Automatic Data
                Processing Inc. ................      38,799,524      64,542,812
   1,488,100    Interpublic Group
                of Companies Inc. ..............      41,705,625      63,988,300
     372,000    Omnicom Group Inc. .............      20,682,950      33,131,250
                                                    ------------    ------------
                                                     101,188,099     161,662,362
                                                    ------------    ------------
                CABLE -- 0.7%
     730,000    Comcast Corp., Cl. A,
                Special ........................      28,188,809      29,565,000
                                                    ------------    ------------
                COMMUNICATIONS EQUIPMENT -- 13.2%
     601,000    Cisco Systems Inc.+ ............      15,434,338      38,201,062
     210,000    Corning Inc. ...................      21,814,504      56,673,750
     635,000    Lucent Technologies Inc. .......      38,338,361      37,623,750
   4,365,000    Motorola Inc. ..................     184,335,969     126,857,813
   1,180,000    Nokia Corp., Cl. A, ADR ........      41,941,125      58,926,250
   1,003,000    Qualcomm Inc.+ .................      66,282,636      60,180,000
   2,190,000    Tellabs Inc.+ ..................     130,604,025     149,878,125
                                                    ------------    ------------
                                                     498,750,958     528,340,750
                                                    ------------    ------------
                COMPUTER HARDWARE -- 7.0%
   1,230,000    Apple Computer Inc.+ ...........      73,723,463      64,421,250
   1,030,000    Dell Computer Corp.+ ...........      36,443,401      50,791,875
     320,000    Hewlett-Packard Co. ............      26,130,632      39,960,000
     800,000    International Business
                Machines Corp. .................      79,236,777      87,650,000
     390,000    Sun Microsystems Inc.+ .........       6,269,895      35,465,625
                                                    ------------    ------------
                                                     221,804,168     278,288,750
                                                    ------------    ------------
                COMPUTER SOFTWARE AND SERVICES -- 3.5%
     620,000    EMC Corp.+ .....................      13,116,255      47,701,250
   1,155,000    Microsoft Corp.+ ...............      82,795,851      92,400,000
                                                    ------------    ------------
                                                      95,912,106     140,101,250
                                                    ------------    ------------
                ELECTRONICS -- 8.9%
   1,150,000    Analog Devices Inc.+ ...........     104,602,467      87,400,000
   1,400,000    Intel Corp. ....................      99,105,099     187,162,500
   1,206,000    Texas Instruments Inc. .........      31,283,799      82,837,125
                                                    ------------    ------------
                                                     234,991,365     357,399,625
                                                    ------------    ------------
                ENTERTAINMENT -- 4.1%
     350,000    Disney (Walt) Co. ..............      12,382,190      13,584,375
     610,000    Time Warner Inc. ...............      39,379,050      46,360,000
   1,505,851    Viacom Inc., Cl. B+ ............      52,645,289     102,680,215
                                                    ------------    ------------
                                                     104,406,529     162,624,590
                                                    ------------    ------------

                                                                      MARKET
                SHARES                                  COST          VALUE
                ------                                  ----          -------

                FINANCIAL SERVICES -- 17.5%
     520,000    Goldman Sachs
                Group Inc. .....................    $ 45,032,129    $ 49,335,000
   1,223,500    Marsh & McLennan
                Companies Inc. .................      75,463,891     127,779,281
   4,301,000    Mellon Financial Corp. .........     120,074,571     156,717,688
     445,000    Merrill Lynch & Co. Inc. .......      34,899,059      51,175,000
   1,299,900    Northern Trust Corp. ...........      40,414,665      84,574,744
     900,000    Paine Webber Group Inc. ........      39,972,588      40,950,000
     810,000    Schwab (Charles) Corp. .........      26,923,177      27,236,250
   1,534,400    State Street Corp. .............      94,561,591     162,742,300
                                                    ------------    ------------
                                                     477,341,671     700,510,263
                                                    ------------    ------------
                HEALTH CARE -- 15.9%
     630,000    Abbott Laboratories ............      20,838,049      28,074,375
     648,000    Amgen Inc.+ ....................      19,939,742      45,522,000
   1,042,000    Baxter International Inc. ......      61,794,695      73,265,625
     727,000    Johnson & Johnson ..............      57,822,437      74,063,125
     940,000    Lilly (Eli) & Co. ..............      65,025,799      93,882,500
     871,000    Merck & Co. Inc. ...............      53,450,312      66,740,375
   4,077,500    Pfizer Inc. ....................     101,561,408     195,720,000
   1,175,000    Schering-Plough Corp. ..........      49,314,185      59,337,500
                                                    ------------    ------------
                                                     429,746,627     636,605,500
                                                    ------------    ------------
                PUBLISHING -- 4.9%
    741,000     Dow Jones & Co. Inc. ........         47,719,461      54,278,250
    690,000     Gannett Co. Inc. ............         36,491,130      41,270,625
    210,000     Knight-Ridder Inc. ..........         11,451,378      11,169,375
    917,500     McGraw-Hill
                Companies Inc. ..............         35,389,308      49,545,000
    968,000     New York Times
                Co., Cl. A ..................         28,359,690      38,236,000
                                                    ------------    ------------
                                                     159,410,967     194,499,250
                                                    ------------    ------------
                RETAIL -- 3.8%
  1,921,577     Home Depot Inc. ................      22,184,095      95,958,751
    834,200     Tiffany & Co. ..................      18,541,883      56,308,500
                                                    ------------    ------------
                                                      40,725,978     152,267,251
                                                    ------------    ------------
                SATELLITE -- 2.8%
  1,290,000     General Motors
                Corp., Cl. H+ ..................     119,014,086     113,197,500
                                                    ------------    ------------
                TELECOMMUNICATIONS -- 8.9%
  1,160,000     Bell Atlantic Corp. ............      64,381,897      58,942,500
  1,290,000     BellSouth Corp. ................      60,372,393      54,986,250
  1,290,000     SBC Communications Inc. ........      58,369,201      55,792,500
  1,165,000     Sprint Corp.+ ..................      70,230,116      59,415,000
  1,475,000     US West Inc. ...................     105,241,613     126,481,250
                                                    ------------    ------------
                                                     358,595,220     355,617,500
                                                    ------------    ------------

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                     MARKET
  SHARES                                                 COST        VALUE
  ------                                                 ----        ------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 1.1%
  1,080,000   Vodafone AirTouch
               plc, ADR                           $   51,155,170 $   44,752,500
                                                    ------------   ------------
              TOTAL COMMON STOCKS                  2,997,128,275  3,958,302,091
                                                   -------------  -------------
 PRINCIPAL
   AMOUNT
 ---------

              U.S. GOVERNMENT OBLIGATIONS -- 1.1%
$46,370,000   U.S. Treasury Bills,
               5.70% to 5.92%++,
               due 07/06/00 to 10/05/00               45,817,032     45,828,581
                                                     -----------     ----------



                                                                     MARKET
                                                         COST        VALUE
                                                         ----        ------




              TOTAL
               INVESTMENTS -- 100.0%             $ 3,042,945,307 $4,004,130,672
                                                 ===============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.0%                               (678,070)
                                                                 --------------
              NET ASSETS -- 100.0%
               (80,499,607 shares outstanding)                   $4,003,452,602
                                                                 ==============

              For Federal tax purposes:
              Aggregate cost                                     $3,042,945,307
                                                                 ==============
              Gross unrealized appreciation                      $1,088,704,064
              Gross unrealized depreciation                        (127,518,699)
                                                                 --------------
              Net unrealized appreciation                        $  961,185,365
                                                                ===============

    +     Non-income producing security.
    ++    Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $3,042,945,307) .....................        $ 4,004,130,672
  Dividends receivable ........................              1,336,895
  Receivable for Fund shares sold .............              9,376,925
                                                       ---------------
  TOTAL ASSETS ................................          4,014,844,492
                                                       ---------------
LIABILITIES:
  Payable for investments purchased ...........              7,099,685
  Payable for Fund shares redeemed ............                123,499
  Payable for investment advisory fees ........              3,254,957
  Payable for distribution fees ...............                813,739
  Payable to custodian ........................                 36,000
  Other accrued expenses ......................                 64,010
                                                       ---------------
  TOTAL LIABILITIES ...........................             11,391,890
                                                       ---------------
  NET ASSETS applicable to 80,499,607
    shares outstanding ........................        $ 4,003,452,602
                                                       ===============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value .        $       804,996
  Additional paid-in capital ..................          2,566,124,806
  Accumulated net investment loss .............             (9,629,412)
  Accumulated net realized gain on investments             484,966,847
  Net unrealized appreciation on investments ..            961,185,365
                                                       ---------------
  TOTAL NET ASSETS .............................       $ 4,003,452,602
                                                       ===============
  NET ASSET VALUE,  offering and redemption
    price per share ($4,003,452,602 / 80,499,607
    shares outstanding; unlimited number of shares
    authorized of $0.01 par value)                              $49.73
                                                                ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
----------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ....................................       $    12,445,215
  Interest .....................................             1,410,811
                                                       ---------------
  TOTAL INVESTMENT INCOME ......................            13,856,026
                                                       ---------------
EXPENSES:
  Investment advisory fees .....................            17,680,669
  Distribution fees ............................             4,420,167
  Shareholder services fees ....................               882,241
  Custodian fees ...............................               134,654
  Legal and audit fees .........................                41,750
  Trustees' fees ...............................                22,434
  Miscellaneous expenses .......................               303,523
                                                       ---------------
  TOTAL EXPENSES ...............................            23,485,438
                                                       ---------------
  NET INVESTMENT LOSS ..........................            (9,629,412)
                                                       ---------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments .............           486,399,530
  Net change in unrealized appreciation
    on investments .............................          (233,335,572)
                                                       ---------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS ................................           253,063,958
                                                       ---------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................          $243,434,546
                                                       ===============


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2000         YEAR ENDED
                                                                                   (UNAUDITED)       DECEMBER 31, 1999
                                                                                ----------------     ------------------
OPERATIONS:
  NET INVESTMENT LOSS ......................................................    $    (9,629,412)      $   (15,338,893)
  Net realized gain on investments .........................................        486,399,530           326,900,048
  Net change in unrealized appreciation on investments .....................       (233,335,572)          616,076,849
                                                                                ---------------       ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................        243,434,546           927,638,004
                                                                                ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments .........................................                 --          (312,444,198)
                                                                                ---------------       ---------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions        601,569,874           678,698,282
                                                                                ---------------       ---------------
  NET INCREASE IN NET ASSETS ...............................................        845,004,420         1,293,892,088
NET ASSETS:
  Beginning of period ......................................................      3,158,448,182         1,864,556,094
                                                                                ---------------       ---------------
  END OF PERIOD ............................................................    $ 4,003,452,602       $ 3,158,448,182
                                                                                ===============       ===============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,420,167, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $1,821,255,579 and $1,219,209,402, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2000.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:


                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2000                   DECEMBER 31, 1999
                                                    ----------------------------        ----------------------------
                                                       SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------    -------------        ----------    --------------
Shares sold .....................................    23,177,737    $1,101,538,502       23,312,269    $ 964,769,065
Shares issued upon reinvestment of dividends ....            --                --        6,422,964      292,802,709
Shares redeemed .................................   (10,590,517)     (499,968,628)     (14,494,427)    (578,873,492)
                                                     ----------    --------------      -----------    -------------
    Net increase ................................    12,587,220    $  601,569,874       15,240,806    $ 678,698,282
                                                     ==========    ==============      ===========    =============
                                       13

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                              SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2000    -------------------------------------------------------------------
                                                (UNAUDITED)          1999           1998         1997             1996       1995
                                               ----------------      ----           ----          ----            ----       ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    46.51         $    35.40     $    28.63     $    24.14      $  22.16  $   19.68
                                               ----------         ----------     ----------     ----------      --------  ----------
   Net investment income (loss)                     (0.12)             (0.23)         (0.07)         (0.06)         0.03       0.05
   Net realized and unrealized gain (loss)
     on investments                                  3.34              16.50           8.58          10.34          4.27       6.39
                                               ----------         ----------     ----------     ----------      --------  ----------
   Total from investment operations                  3.22              16.27           8.51          10.28          4.30       6.44
                                               ----------         ----------     ----------     ----------      --------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                               --                 --             --          (0.00)(a)     (0.02)     (0.05)
   In excess of net investment income                  --                 --             --          (0.00)(a)        --         --
   Net realized gain on investments                    --              (5.16)         (1.74)         (5.79)        (2.30)     (3.91)
   In excess of net realized gains                     --                 --          (0.00)(a)      (0.00)(a)        --         --
                                               ----------         ----------     ----------     ----------      --------  ----------
   Total distributions                                 --              (5.16)         (1.74)         (5.79)        (2.32)     (3.96)
                                                ---------         ----------     ----------     ----------      --------  ----------
   NET ASSET VALUE, END OF PERIOD              $    49.73         $    46.51     $    35.40     $    28.63      $  24.14  $   22.16
                                               ==========         ==========     ==========     ==========      ========   =========
   Total return+                                     6.9%              46.3%          29.8%          42.6%         19.4%      32.7%
                                               ==========         ==========     ==========     ==========      ========   =========

RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)        $4,003,453         $3,158,448     $1,864,556       $943,985      $609,405  $ 533,041
   Ratio of net investment income (loss)
     to average net assets                        (0.54)%(b)         (0.68)%        (0.33)%        (0.23)%         0.12%      0.22%
   Ratio of operating expenses
     to average net assets                          1.33%(b)           1.37%          1.41%          1.43%         1.43%      1.44%
   Portfolio turnover rate                            35%                52%            40%            83%           88%       140%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                 See accompanying notes to financial statements.

GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. the Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. the Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __ seeks to invest in a diversified portfolio of bonds with various maturities. the Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES [SERVICE MARK] FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)

                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. domestic prime money market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                           PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors
global diversification.  (NO-LOAD)              PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

--------------------------------------------------------------------------------
    TO RECEIVE A PROSPECTUS,  CALL 1-800-GABELLI (422-3554).  THE PROSPECTUS
        GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                         (BULLET) INFO@GABELLI.COM

                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                 [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                    BOARD OF TRUSTEES

Mario J. Gabelli, CFA             Karl Otto Pohl
CHAIRMAN AND CHIEF                FORMER PRESIDENT
INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana               Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita               Anthony Torna
ATTORNEY-AT-LAW                   HERZOG, HEINE & GEDULD, INC.
ANTHONY J. COLAVITA, P.C.

James P. Conn                     Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER   MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE      BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

          OFFICERS AND PORTFOLIO MANAGERS

Bruce N. Alpert                   Howard F. Ward, CFA
PRESIDENT AND TREASURER           PORTFOLIO MANAGER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
            State Street Bank and Trust Company

                      LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q200SR

[PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
GROWTH
FUND


SEMI-ANNUAL REPORT
JUNE 30, 2000